Exhibit 10.7
DATED                                                                      2002
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                      (1) OVATION PRODUCTS CORPORATION INC

                                     - and -

                       (2) LANCY WATER TECHNOLOGY LIMITED






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                             DISTRIBUTION AGREEMENT
                                   relating to

                           water distillation systems

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                                TABLE OF CONTENTS

                                                                            Page

1.  INTERPRETATION.............................................................1

2.  APPOINTMENT................................................................3

3.  TERMS OF BUSINESS..........................................................3

4.  SPECIFICATION OF THE PRODUCTS..............................................6

5.  MANUFACTURE AND DELIVERY OF THE PRODUCTS...................................6

6.  OBLIGATIONS OF THE DISTRIBUTOR.............................................7

7.  OBLIGATIONS OF THE COMPANY................................................10

8.  MODIFICATIONS.............................................................11

9.  PURCHASE TARGETS..........................................................11

10. DEFECTIVE PRODUCTS........................................................12

11. INDUSTRIAL PROPERTY RIGHTS................................................12

12. GRANT OF PATENT LICENCE...................................................13

13. WARRANTIES................................................................13

14. PAGE MISSING!!!!!!!!!!!!!.................................................14

15. DEFENCE OF LICENSED PATENTS...............................................14

16. CONFIDENTIALITY...........................................................15

17. DURATION AND TERMINATION..................................................15

18. CONSEQUENCES OF TERMINATION...............................................16

19. FORCE MAJEURE.............................................................17

20. ENTIRE AGREEMENT..........................................................17

21. WAIVER OF RIGHTS BASED ON MISREPRESENTATION...............................18

22. ASSIGNMENT................................................................18

23. RELATIONSHIP OF THE PARTIES...............................................18

24. COSTS AND EXPENSES........................................................18

25.  EXECUTION................................................................18

26. AMENDMENT AND WAIVER......................................................19

27. THIRD PARTY RIGHTS........................................................19

28. LAW AND JURISDICTION......................................................19

29. NOTICES...................................................................19

30. SURVIVORSHIP..............................................................19

31. PRECEDENCE AND INVALIDITY.................................................20

SCHEDULE 1....................................................................26

Products......................................................................26

SCHEDULE 2....................................................................27


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                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

Territory and Market..........................................................27

SCHEDULE 3....................................................................28

List prices of Products.......................................................28

SCHEDULE 4....................................................................29

Minimum purchase targets and Time Period......................................29

SCHEDULE 5....................................................................30

Specification.................................................................30

SCHEDULE 6....................................................................31

Licensed Patents..............................................................31

SCHEDULE 7....................................................................32

Trade Mark....................................................................32


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THIS DISTRIBUTION AGREEMENT is made on 2002

BETWEEN

(1) OVATION PRODUCTS CORPORATION INC of 395 East Dunstable Road, Nashua, NH 03062 USA ("Company")

(2) LANCY WATER TECHNOLOGY LIMITED (registered in England and Wales under company number 4473542) whose registered office is at Godiva Place, Coventry CV1 5PN, United Kingdom ("Distributor")

1.    INTERPRETATION

      1.1   In this agreement unless the context requires otherwise:

            "Alpha Product" means 8 gallon per hour bottom drive compressor with a non-cleanable heat exchanger.

            "Beta Product" means 15-20 gallon per hour distiller top with a clean inplace heat exchanger.

            "Improvement" means

            (i) any invention developed or acquired with free rights of disposal by the Company or the Distributor (as the case may be) and used commercially by the Company or the Distributor during the term of this agreement, the use of which in the territory without a licence under the licensed patents would be an infringement thereof; and/or

            (ii) any change in the process involved in the construction of the products or their specifications which has been developed or acquired with free rights of disposal by the Company or the Distributor (as the case may be) and used commercially by the Company or the Distributor, during the term of this agreement, which makes the products more efficient or adaptable or enables them to be manufactured more cheaply or efficiently.

            "Industrial Property Rights" means all know-how, copyright, trade marks, patents, designs, information and documentation (including, but not limited to, drawings relating to the manufacture, assembly and use of the Products and sales and promotional literature relating to the Products) other than the Trade Mark which in any way relates to the Products.

            "Know-how" means information, knowledge, experience, test results, formulae, data, drawings and designs in the possession and free disposal of the Company on the date of this agreement or which the Company develops during the life of this agreement and which relate to the construction, use, marketing or sale of the products.

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      "Licensed Patents" means:

      (i) the patents and patents applications particulars of which are set out in schedule 6 hereto (or which are added to schedule 6 dining the term hereof);

      (ii) any improvement patent filed pursuant to the provisions of this agreement;

      (iii) any application for utility models;

      (iv)  any continuations-in-part; and

      (v) any patents granted on the applications set out in (i) to (iv) above.

      "Market" means the market for the Products within the Territory set out in schedule 2 as amended from time to time pursuant to this agreement.

      "Net Selling Price" means twelve thousand US Dollars (US$12,000).

      "Products" means those products currently being manufactured and sold by the Company set out in schedule 1 together with any extras, accessories, spare parts and maintenance equipment supplied with them and all modifications, developments and improvements relating to the Products introduced or acquired by the Company during the continuance of this agreement.

      "Sale" means, with respect to any Product, the sale, lease, licensing, transfer or other disposal of that Product or any rights in it (whether or not for value or at arm's length and whether or not individually or in combination with any other Product(s]). For the purposes of this agreement, in the context of sales made by the Distributor on its own account of Products sold to it by the Company, "Sale" shall include resale where the context admits and "sell" and "sold" shall be construed accordingly.

      "Shareholders `Agreement'" means an agreement entered into on the date of this agreement between the Company, its independent investors and Norman Hay Plc.

      "Specification" means the specification of the Products set out in schedule 5 or any other specification agreed in writing between the parties.

      "Territory" means the territories set out in schedule 2 as amended from time to time pursuant to this agreement.

      "Trade Mark" means the name and mark details of which are set out in schedule 7.


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      1.2   Reference to a clause, paragraph or schedule is to a clause, paragraph or schedule of or to this agreement unless the context requires otherwise.

      1.3 Reference to the singular includes the plural and vice versa, and reference to a gender includes the other genders unless the context requires otherwise. Reference to a "person" includes any individual, firm, unincorporated association or body corporate.

      1.4 Reference to a statutory provision includes a reference to that statutory provision as from time to time amended, extended or re-enacted and any regulations made under it.

      1.5 The headings in this agreement are for ease of reference only and shall not affect its construction or interpretation.

2.    APPOINTMENT

      The Company appoints the Distributor as its distributor in the Territory for the Sale of Products in accordance with the terms and conditions of this agreement. The Distributor's appointment under this agreement is exclusive (but for the terms of Sherman Agreement (as defined below) in relation to the Market and the Company shall not sell or appoint any other distributor or agent for the Sale of Products in the Market within the Territory. In addition, in the first year of the agreement the Distributor shall be appointed on an exclusive project basis (but for the terms of Sherman Agreement (as defined below)) in respect of government/statutory third world clean up and manufacturing effluent following consultation with Ovation on the terms of appointment for such project.

3.    TERMS OF BUSINESS

      3.1 All Sales of Products by the Company to the Distributor shall be made in accordance with the terms of this agreement.

      3.2 The Products shall be sold by the Company to the Distributor at the list prices of the Company set out in schedule 3, as varied from time to time by written agreement of the parties.

      3.3 All prices for the Products exclude any charge for postage, packaging, carriage, freight, any handling charges, insurance, import or other duties and value added tax or other applicable sales tax, all of which will be separately invoiced to, and paid by, the Distributor and the Distributor hereby undertakes to indemnify the Company accordingly in respect of any liability, expense, cost, damage or other loss of whatever kind arising, directly or indirectly, out of the Distributor's failure to make any such payment.


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      3.4   The Company shall allow the Distributor such discount for prompt payment or otherwise as the Company may from time to time notify to the Distributor provided that the Distributor is not then in breach of any of the terms of this agreement.

      3.5 The Distributor shall pay the Company for all Products sold to the Distributor under this agreement within 45 days from date of the relevant invoice. All payments for Products shall be made by the Distributor in US dollars (US$) or such other currency in which the Company notifies the Distributor of the price of the Products from time to time. In addition to the Company's rights to suspend under clause 17, if the Distributor does not pay any amount or amounts when due, the Company may charge interest (calculated on a daily basis) at the statutory rate of eight percent (8%) per annum above the base rate of the Bank of England from time to time, from the due date until the date of actual payment (whether before or after judgement). The Distributor's common law right of set off is hereby expressly excluded and all sums due from the Distributor shall be paid by the Distributor to the Company free from any deductions, withholding or set off of any kind.

      3.6 The Products shall be promoted, marketed and sold by the Distributor bearing the Trade Mark. The Company hereby grants to the Distributor, and the Distributor hereby accepts from the Company, a non-exclusive, non-transferable, and royalty-free license to use the Trade Mark and other intellectual property notified in writing by the Company from time to time (the "Intellectual Property") solely in connection with the promotion, advertising and distribution of the Products. The Distributor shall not use any other marks, intellectual property or trade names in connection with the marketing and distribution of the Products unless otherwise agreed with the Company. The Intellectual Property shall be used by the Distributor solely in accordance with the Company's standards, specifications and instructions, but in no event beyond the terms set down in this agreement. The Distributor is not granted any right, title or interest in the Trade Mark or generally in the Intellectual Property, other than the foregoing limited license, and the Distributor shall not use any such Trade Mark or Intellectual Property as part of the Distributor's corporate or trade name or otherwise than as expressly permitted hereunder, nor shall it permit any third party to do so. In addition, the Distributor shall not register or use any of the Company's trademarks, trade names, slogans, intellectual property, logos or packaging designs (or any similar trademarks, trade names, slogans, intellectual property, logos or packaging designs) except as specifically authorised in writing in advance. Sale by the Distributor of Products in the packages in which they were shipped shall not be considered use for this purpose. The Distributor shall not remove or alter any trademarks, trade names, copyright notices, labels, tags or other identifying marks, symbols or legends affixed to the Products, containers or packages by or on behalf of the Company. The Distributor shall not add any trademarks, trade names, copyright notices, labels, tags or other identifying marks, symbols or legends to the Products or packaging without the prior written consent of


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

      the Company. Should the Distributor become aware of the fact that a third party has infringed upon the patent rights, trademarks or trade names or other intellectual property of the Company or that such rights, trademarks or trade names or other intellectual property are likely to be infringed, the Distributor shall immediately inform the Company of the facts and at the same time shall make reasonable efforts (but only if specifically requested by the Company) to assist the Company in prevention and/or remedy of such infringement. The Company shall have no obligation to the Distributor under this agreement to prevent or remedy any such infringement.

3.7 Delivery or performance dates in relation to the supply by the Company of Products are approximate only and, unless otherwise expressly stated, time is not of the essence for delivery. The Company will use commercially reasonable endeavours to deliver or procure the delivery of the Products by the stated delivery date but may suspend or delay delivery and will not be liable for any loss, damage, cost, expense or other liability whatsoever in the event of late delivery or non-delivery of Products or any instalment outstanding. The Distributor shall not be entitled to refuse to accept late delivery or treat late delivery as a breach of contract. Title to each of the Products shall transfer upon the later of
      (a) delivery of such Product to the Distributor (or as agreed with the Distributor) or (b) receipt by the Company of payment in full of all sums due and owing from the Distributor to the Company, pursuant to this agreement. The Company at all times reserves the legal and beneficial ownership in Products sold by it until payment has been made by the Distributor in full of all sums owing by the Distributor to the Company, pursuant hereto and the Distributor hereby authorises the Company to enter onto the Distributor's premises (or any other premises at which Products may be stored) to recover any Products which are not paid for in accordance with the terms of this agreement. Risk of loss or damage to any Product shall pass to the Distributor upon the earlier of (a) delivery of such Product to the freight carrier nominated by the Distributor (or as agreed with the Distributor) or (b) receipt by the Company of payment in full for such Product from the Distributor.

3.8 In addition to clauses 3.1 - 3.7. The supply of the first 10 Products shall be subject to the following terms.

      3.8.1 Upon signature of this agreement the Distributor will place an order for 10 Products and will make a pre-payment of US $80,000.

      3.8.2 Delivery of the 10 Products referred to in clause 3.8.1 shall take place as follows:

            3.8.2.1 the first Alpha Product which shall be a test and evaluation unit will be delivered no later than 30 January 2003; and


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                  3.8.2.2 the remaining nine Products which shall be full
                        production units will be delivered no later than six months after receipt of the signed purchase order.

            3.8.3 It is a condition of the Distributor entering into this agreement that the Company provide an on demand guarantee in favour of the Distributor to the value of US $80,000 of common stock of the Company at $15 per share, such guarantee shall expire on the later of (i) the date which is three (3) months after the date of signature of this agreement and (ii) the delivery of the first ten Products to the Distributor (or as agreed with the Distributor).

            3.8.4 During 2003 the Distributor shall use all reasonable endeavours to place further orders consistent with demand.

            3.8.5 Not later than 31 December 2003 the Company shall supply five
                  Beta Products to the Distributor such Products to be in satisfaction of the Company's obligation to provide consideration for its investment in the share capital of the Distributor pursuant to the Shareholders' Agreement.

4.    SPECIFICATION OF THE PRODUCTS

      4.1 The Company shall use all reasonable endeavours to ensure that all Products sold by the Company to the Distributor pursuant to this agreement shall conform in all material respects to the Specification and, subject to the provisions of clause 5, the Distributor shall be entitled to reject any quantity of the Products which are not in accordance with the Specification.

      4.2 The Company shall consult with the Distributor from time to time during the continuance of this agreement to ensure that the Specification is acceptable to both parties.

5.    MANUFACTURE AND DELIVERY OF THE PRODUCTS

      5.1 The Company shall use all reasonable endeavours to manufacture and maintain sufficient stocks of the Products to fulfil its obligations under this agreement. No accepted order for Product or Products may be modified or cancelled except in writing and as agreed by the Company and any terms or conditions of purchase, order or change order which add to, modify or conflict with the terms or conditions of this agreement shall be deemed excluded and of no legal effect as between the parties.

      5.2   Delivery of the Products shall take place FOB Port.

      5.3 The Distributor shall, within 30 days of the arrival of each delivery of the Products at the Distributor's premises, give notice


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            to the Company of any defect by reason of which the Distributor alleges that the Products delivered are not in accordance with the Specification and which should be apparent on reasonable inspection. All claims must be in writing, must recite the nature and details of the claim, the date the cause of the claim was first observed and the serial number of the Product concerned.

      5.4 If the Distributor rejects any delivery of the Products which are not in accordance with the Specification, the Company shall, within 30 days of being requested to do so by the Distributor, repair the relevant Products or supply replacement Products which are in accordance with the Specification (in which event the Company shall not be deemed to be in breach of this agreement or have any liabilities to the Distributor) or shall notify the Distributor that it is unable to do so. For the avoidance of doubt, the Distributor's sole remedy against the Company with respect to Products considered to be defective or faulty shall be to require, at the sole discretion of the Company, (i) the repair of such Products; (ii) the replacement of such Products with Products which conform to the requirements set out in this agreement; or (iii) the refund of the purchase price of such Products paid by the Distributor to the Company excluding any freight, taxes or other charges.

      5.5 If the Company is unable to meet the requirements of any order placed on it by the Distributor in terms of either numbers of Products or delivery times, or if the Company is unable to repair the Products or supply replacement Products in accordance with clause 5.4 within six months of a request from the Distributor then the Distributor shall, subject to payment of a royalty of 5% of the Net Selling Price of the Products, be entitled to manufacture itself or to obtain from any other person such quantity of the Products as the Company has been unable so to supply, and that quantity shall be deemed, for the purposes only of clause 10, to have been ordered from the Company.

6.    OBLIGATIONS OF THE DISTRIBUTOR

      6.1 The Distributor undertakes and agrees with the Company that it shall, at all times and at its own expense during the continuance of this agreement:

            6.1.1 use its best endeavours to sell and promote the Sale of the
                  Products and, subject to the Company being able to supply, the same to ensure that it maintains adequate stocks of Products to meet demand and to promptly fulfil orders from its customers within the Territory;

            6.1.2 employ such numbers of technically qualified sales personnel, able efficiently to demonstrate and explain the Products, as may be necessary to ensure full promotion of the Products throughout the Territory;


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

      6.1.3 supply the Company with a report every three months informing. the Company of the progress and development of the market for the Products in the Territory and of all regulations affecting the import, distribution and Sale of the Products in the Territory;

      6.1.4 send to the Company, on reasonable request, such details of future Sales and stocks and other statistical forecasts as the Company may reasonably require for budgetary purposes and for programming future production;

      6.1.5 promptly submit to the Company all complaints relating to the Products together with all available evidence and other information relating to those complaints and forward to the Company, at the Company's expense, for examination, representative samples of the Products in respect of which complaints are made (including, but not limited to, full identification of such Products including Product references and numbers);

      6.1.6 in all relevant correspondence and other dealings relating directly or indirectly to the Sale of the Products, clearly indicate that it is acting as principal, and, in no circumstances, expressly or impliedly do any act or thing which may cause third parties to think that it is acting as an agent of the Company;

      6.1.7 comply with all applicable laws and regulations during the course of performance of this agreement and in related activities and be responsible for obtaining and maintaining in force all such licences, consents and approvals of any governmental or quasi-governmental or other regulatory authority as may be required in connection with the import, advertising, storage, marketing and Sale of the Products in the Territory and shall indemnify the Company against any and all loss, damage, costs, expenses, claims or other liabilities which may arise, directly or indirectly, out of the Distributor's failure to comply with its obligations hereunder;

      6.1.8 instruct the purchasers and users in the correct operation and safe use of the Products [and supply to every such person a copy of the Company's service/operational manual/guarantee;

      6.1.9 make available after-sales service and service under the Company's guarantee, on a free of charge basis to all users of the Products situated in the Territory (whether or not such Products were purchased from the Distributor);

      6.1.10 keep full accounts and records showing clearly all enquiries and transactions relating to the Products and permit authorised officers of the Company at all reasonable times to have access to the premises where such accounts and records are kept for the purpose of inspecting the same;


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      6.1.11 respond promptly to all enquiries received from potential or actual customers and to all referrals whether from the Company or elsewhere;

      6.1.12 provide the Company in advance with full details of its proposed marketing and promotional activities regarding the Products including, without limitation, a copy of its proposed business plan for approval by the Company and such other information and/or documentation as the Company may reasonably require;

      6.1.13 upon request from the Company, return to the Company or make such other disposition (including, but not limited to, recalling Products) as the Company shall direct of any portion of the Products determined by the Company to be outdated or to otherwise require such disposition. In the event of any such return or disposition before such time as the Products become outdated based on their labelled expiration date, the Company shall either replace the Products or reimburse the Distributor in an amount equal to the original basic price paid by the Distributor for the Products excluding any freight, taxes or other charges. The Distributor acknowledges and agrees that its sole remedy in relation to any such return or disposition shall be to receive replacement Products or reimbursement per the preceding sentence. In no event shall the Company be liable for any special, consequential or other loss or damages related to or arising out of (whether directly or indirectly) such return or disposition (save that nothing herein shall exclude any liability of the Company for personal injury or death occurring through the Company's negligence). The Distributor hereby agrees to maintain records sufficient, in the Company's reasonable opinion, to enable an effective recall of Products that it sells, and to co-operate fully and at its own cost in any recall effort conducted by the Company. The Company expressly retains the right to direct any recall of Products in the Territory; and

      6.1.14 maintain in force, during the term of this agreement and for as long as a practical need exists, one or more policies of liability insurance which shall cover all liabilities of the Distributor, whenever arising, attributable to Products sold under this agreement and the risk of loss or damage to the Products whilst risk is with the Distributor. The Distributor shall also maintain all necessary insurances required by applicable law(s) within the Territory, including, without limitation, employer's liability insurance.

6.2   The Distributor shall not:

      6.2.1 solicit customers for the Products outside the Market within the Territory, or establish any branch or maintain any depot outside the Territory for the Sale of the Products;


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

      6.2.2 make purchases or sales or incur any liabilities whatever on behalf of the Company or attempt to bind the Company to third parties in any manner whatever or participate in activities or practices that may injure the reputation of the Company, the Company's businesses (or the goods and services provided pursuant thereto) or the Products;

      6.2.3 in any way pledge the credit of the Company;

      6.2.4 use the name of the Company or any part of it or the trade names of the Products or any part of them in the corporate name or the title of the Distributor or any associated company or on any advertisement (including public signs and displays) or use such name or trade names in any manner as a description of the business of the Distributor or any associated company without the prior written consent of the Company provided that the Distributor may, on its letter headings and business forms, describe itself as an exclusive distributor in the Territory for the Products;

      6.2.5 make any representation or give any warranty in relation to the Products unless such representation or warranty has been previously approved in writing by the Company;

      6.2.6 deface or alter the Products or their packaging in any manner whatever and, in particular, alter, remove or in any way tamper with any warnings or instructions for use of the Products or any indication of the source of origin of the Products;

      6.2.7 and shall procure that none of its employees, consultants or agents, either directly or indirectly manufacture, offer, promote, sell or distribute goods which are of the same kind, similar to or compete with the Products. Subject to clause 5.5 the Distributor shall further obtain the Products for resale only from the Company or from such other source as the Company may expressly authorise or direct in writing and shall not, and shall procure that none of its employees, consultants or agents, actively advertise, promote or solicit customers for the Products outside the Market within the Territory. In addition, the Distributor shall not, and shall procure that none of its employees, consultants or agents, sell the Products to customers outside the Market within the Territory unless expressly authorised by the Company in writing. However, should the parties continue this agreement beyond five years after the date of signature, the foregoing restriction in the first sentence of this clause 6.2.7 shall apply only to the extent that such competitive products account for more than 20% of the combined sales of the Products and competitive products by the Distributor during the preceding 12-month period. Notwithstanding the foregoing, nothing in this clause 6.2.7 shall preclude the Distributor from responding to unsolicited requests from any individual customer outside the Market but within a Member State of the European Union or the European


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

            Economic Area, wherever located, who purchases Products with a view to their use within the territory of a Member State of the European Union or European Economic Area; and

                  6.2.8 and shall procure so far as is reasonably possible that no third party shall, alter, modify, destroy, tamper with, reverse engineer or otherwise deal with any Product sold to it pursuant hereto in a manner other than as contemplated and permitted hereunder, without the Company's express written consent (which may be withheld at its sole discretion).

7.    OBLIGATIONS OF THE COMPANY

      The Company undertakes and agrees with the Distributor that it shall, during the continuance of this agreement:

      7.1 provide such technical assistance as it may deem appropriate including, if necessary, the training of a reasonable number of the Distributor's personnel at the Company's premises at the cost of the Distributor. The content and duration of any such training programme shall be determined by the Company after consultation with the Distributor;

      7.2 send (subject to prior agreement with the Distributor), at its own cost, a representative to visit the Distributor for the purpose of providing advice in connection with the Products and/or promoting Sales of the Products and shall, at the cost of the Distributor, send such a representative when reasonably requested by the Distributor including (without limitation) a representative to provide advice and assistance in connection with trade fairs, exhibitions or demonstrations;

      7.3 meet the Distributor at regular intervals to discuss all aspects of the Sale and marketing of the Products and the best method of promoting them;

      7.4 in appointing other distributors for the Sale of the Products outside the Territory, make it a condition of such appointment that such other distributors shall not, within the Territory and in relation to the Products, seek customers or establish any branch or maintain any distribution depot;

      7.5 pass any queries relating to the Products which it may receive from within the Territory to the Distributor; and

      7.6 to make a payment to the Distributor of $200 in respect of any product sold pursuant to the distribution agreement dated 22 December 1997 between (1) the Company and (2) Wilfred Sherman d/b/a WMS Enterprises (the "Sherman Agreement") provided that the Company shall be under no obligation to make any payment in excess of $1,500,000 in aggregate; and indemnify and keep indemnified the Distributor against all liability, loss, damage, expenses and costs incurred by the Distributor which result directly or indirectly from


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            the operation of or activities pursuant to the Sherman Agreement such liability not to exceed $1,500,000.

8.    MODIFICATIONS

      8.1 Subject to clause 8.2, the Company reserves the right to discontinue the manufacture or supply of any of the Products and make changes and improvements at any time in the construction or design of any of the Products without incurring any obligation or liability to the Distributor or the Distributor's customers.

      8.2 The Company shall inform the Distributor of such withdrawals of, modifications to, or improvements to, the Products, wherever possible before their implementation, but otherwise as soon as is reasonably practicable.

9.    PURCHASE TARGETS

      9.1 Up to 31 December 2003 the Distributor shall use all reasonable endeavours to achieve the minimum purchase targets specified in schedule 4. Purchase targets for the second year will be subject to agreement following delivery of the first 10 Products and in subsequent years minimum purchase targets shall be agreed annually in advance. In the event that the parties do not agree the minimum purchase targets within thirty (30) calendar days of the end of the preceding year in which minimum purchase targets were set, the previous year's minimum purchase targets shall be increased by 10% for first 3 years following the date of this Agreement and shall be deemed to be the minimum purchase targets for the year in respect of which agreement was not reached.

      9.2 If, in any period so specified in schedule 4, the number of Products purchased by the Distributor in respect of the Territory in that period is less than the amount of the stated minimum purchase targets for that period, the Company shall be entitled, at its option, by notice to the Distributor given within ninety calendar days of the end of such period, to terminate the Distributor's exclusivity with effect from ninety (90) calendar days after giving such notice.

10.   DEFECTIVE PRODUCTS

      In the event of any of the Products supplied to a customer of the Distributor being found by the Distributor to be defective within one year of despatch by the Company or within nine months of Sale by the Distributor, whichever is the shorter, the Distributor shall submit a full report to the Company about it immediately together with an estimate of the cost of rectification. On receipt of such report, the Company shall immediately instruct the Distributor to carry out such rectification or shall request the Distributor to return the defective Products to the Company for repair or replacement. In respect of such Products, the Company shall pay the cost of rectification or the cost of transport and insurance from the Distributor's depot to the Company. In the event of such Products being found by the Company to be defective owing to faulty workmanship or materials, the Company shall either, at the Company's option, put such Products into good working order and return them to the Distributor carriage paid or shall replace such Products and despatch those replacements to the Distributor carriage paid or shall refund the purchase price of such Products. For the avoidance of doubt, the Distributor's sole remedy against the Company with respect to Products considered to be defective or faulty shall be to require, at the sole discretion of the Company, (i) the repair of such Products; (ii) the replacement of such Products with Products which conform to the requirements set out in this agreement; or (iii) the refund of the purchase price of such Products paid by the Distributor to the Company excluding any freight, taxes or other charges.

11.   INDUSTRIAL PROPERTY RIGHTS

      11.1 The Distributor acknowledges that title to the Industrial Property Rights is and remains at all times exclusively the Company's, and that the Distributor has no right to use, disclose, copy or otherwise dispose of the same except in accordance with any express authority under this agreement and, further, that any such authority shall immediately cease on termination of the Distributor's appointment under this agreement whatever the cause of termination. The Distributor shall, on termination, return to the Company, and shall not retain in any way or in any format, all documents relating in any way to the Industrial Property Rights and any and all copies, extracts or abstracts of them in whatever format and on whatever media.

      11.2 The Distributor shall immediately bring to the attention of the Company any improper or wrongful use in the Territory of any Industrial Property Rights relating to the Products (or any component part of the Products) which comes to its notice, and shall use every effort to safeguard the Industrial Property Rights and interests of the Company and shall assist the Company in taking all steps to defend the Industrial Property Rights of the Company including, at the specific request of the Company, the prosecution of any actions which the Company may deem necessary to commence for the protection of any of its rights.

12.   GRANT OF PATENT LICENCE

      12.1 For the purposes of clause 5.5 only, and only to the extent that the circumstances referred to in clause 5.5 are operative, the Company grants to the Distributor:

            12.1.1 the exclusive licence (subject to the terms of the Sherman
                  Agreement) in the Territory under the Licensed Patents for the construction, marketing, use and/or sale of the Products in the Territory according to the Company's instructions on the terms and conditions of this agreement;

            12.1.2 the exclusive right (subject to the terms of the Sherman
                  Agreement) to use the Know-how for the construction, use and/or sale of the Products in the Territory according to the Company's instructions on the terms and conditions of this agreement; and

            12.1.3 the right to grant non-exclusive sub-licences under the
                  Licensed Patents and the Know-how to subcontractors in the Territory to manufacture Products for supply to the Distributor.

13.   WARRANTIES

      13.1  The Company hereby warrants to the Distributor that:

            13.1.1 it has the right to grant the licence rights granted by clause 12;

            13.1.2 it is not aware (at the date hereof), without having undertaken any investigation whatsoever, of any matter or prior art that would invalidate or impede the grant of any of the Licensed patents and that the construction, use, or sale of the Products does not to the Company's knowledge infringe any third party's intellectual property rights in the Territory;

            13.1.3 it has not entered into any (and there are no) outstanding assignments, obligations, charges or agreements, either written, oral, or implied, which are inconsistent with this agreement; and

            13.1.4 save in respect of the Sherman Agreement, it has not at any time granted a licence and/or rights in respect of the Products to any other person in the Territory.

      13.2 The warranties set forth or referred to in this agreement are intended solely for the benefit of the Distributor and may not be made to the Distributor's customers. The warranties set forth above are in lieu of all other warranties, express or implied, which are hereby disclaimed and excluded by the Company, including, without limitation, any warranty of merchantability or fitness for a particular purpose or use and all obligations or liabilities on the part of the Company for damages arising out of or in conjunction with the use, repair or performance of the Products (save in respect of personal injury or death caused by the Company's negligence which is not excluded hereby).

      13.3 Notwithstanding anything to the contrary in this agreement, the Company shall not (except in respect of death or personal injury caused by its negligence) be liable to the Distributor by reason of any non-fraudulent representation or implied warranty, condition or other term or any duty at common law, any tort or under the express terms of this agreement, for any consequential loss (whether direct or indirect), loss of profits, loss of income, loss of business, loss of revenue, loss of goodwill, loss of anticipated savings, loss of data or any indirect loss or damage howsoever caused. This clause
            13.3 shall apply whether or not the Company was advised of the possibility of such loss and whether or not such damage or loss is foreseeable. The Company's total liability arising under or in relation to this agreement or its termination (whether in contract, for breach of warranty, tort including negligence, breach of statutory duty, non fraudulent misrepresentation, under any indemnity or otherwise howsoever) shall not exceed in aggregate the aggregate price paid by the Distributor to the Company for Products pursuant to this agreement in the relevant calendar year in which the claim is made, except in respect of death or personal injury caused by the Company's negligence or fraudulent misrepresentation, for which the Company's liability is unlimited.

14.   PAGE MISSING!!!!!!!!!!!!!

15.   DEFENCE OF LICENSED PATENTS

      15.1 The Distributor shall forthwith give notice in writing to the Company of any infringement or suspected or threatened infringement in the Territory of any of the Licensed Patents (which expression for the purpose of this clause shall be deemed to include any Patent granted in the Territory in respect of an Improvement) which shall at any time come to its knowledge.

      15.2 The Company shall decide in its absolute discretion whether and what steps should be taken to prevent or terminate such infringement including the institution of legal proceedings where necessary and the Company shall notify the Distributor in writing of such decision as soon as reasonably possible following the receipt of the notice from the Distributor under this clause 15.

      15.3 The Company shall have sole control over and shall conduct any such action(s) as it shall deem necessary in pursuance of this clause.

      15.4 The Distributor agrees, at the expense of the Company, to provide reasonable assistance to the Company in trials, suits and other actions against infringers of the Licensed Patents.

16.   CONFIDENTIALITY

      16.1 The Distributor undertakes with the Company that it will not during the continuance of this agreement or at any time after it has terminated divulge or communicate to any person any of the trade secrets or other confidential information, including, without limitation, information relating to the manufacturing processes, affairs or business or method of carrying on business of the Company which it may have received or obtained in the performance of, or otherwise as a direct or indirect result of, its appointment under this agreement.

      16.2 The Distributor further undertakes that it will not at any time during the continuance of this agreement or during the three (3) year period after it has terminated (such period commencing on the date of termination) entice or induce or attempt to entice or induce away from the Company any person who, at any time during the continuance of this agreement, is, or has been, employed, appointed or engaged by the Company as an employee, agent, director, consultant or independent contractor employed, and who by reason of such employment, appointment or engagement and in particular his/her seniority and expertise or knowledge of trade secrets or confidential information of the Company or knowledge of or influence over the clients, customers or suppliers of the Company, is likely to be able to assist or benefit a business in or proposing to be in competition with the Company.

      16.3 Whilst the restrictions in this clause 16 are regarded by the parties as fair and reasonable, it is hereby declared that each of the restrictions in this clause 16 is intended to be separate and severable. If any restriction is held to be unreasonably wide but would be valid if part of the wording were deleted, such restriction will apply with so much of the wording deleted as may be necessary to make it valid.

17.   DURATION AND TERMINATION

      17.1 Either party may terminate this agreement immediately by notice if any of the following events occurs:

            17.1.1 the other party fails to observe or perform any of the terms or conditions of this agreement or is in breach of any contract for the purchase by it of Products under this agreement and such default or breach (if capable of remedy) continues for a period of ninety (90) calendar days after notice, specifying the breach and requiring the same to be remedied, has been given;

            17.1.2 an order is made or a resolution is passed for the winding-up of a party, except in the case of a voluntary winding-up for the purposes of a scheme of reconstruction or amalgamation the terms of which have previously been approved in writing by the other party;

            17.1.3 an administrative order is made or a petition for such an order is presented in respect of a party;

            17.1.4 a receiver (which expression includes an administrative receiver) is appointed in respect of a party or all or any of its assets;

            17.1.5 a party is unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986; or

            17.1.6 any voluntary arrangement is proposed under section 1 of the
                  Insolvency Act 1986 in respect of a party.

            17.1.7 any event analogous to those described in clauses 17.1.3 to
                  17.1.6 occurs in any jurisdiction in which either party is incorporated or resident or carries on business;

            17.1.8 either party ceases, or threatens to cease, to carry on business; and

      17.2 During any period in which a notice to terminate this agreement is in force, the Company shall be obliged to supply only such quantities of the Products as are required to enable the Distributor to meet any purchase orders already placed with it and to meet such demands for the Products as (taking into account the previous performance of the Distributor) are likely to exist for Sales made during the unexpired period of notice.

      17.3 Notwithstanding any other rights or remedies that the Company may have, whether pursuant to this agreement or otherwise, if the Distributor fails to make payment in respect of any amount when due the Company may, not earlier than seventy-two (72) hours after providing the Distributor with written notice of the Company's intention to do so, suspend the sale and/or delivery of Products until it has received payment in full of all amounts outstanding from the Distributor. Such suspension shall not be a breach of contract, the Company shall not be bound to comply with its obligations under this agreement for the duration of the suspension and shall have no liability to the Distributor or its customers in respect of the suspension of sale and/or delivery of Products.

18.   CONSEQUENCES OF TERMINATION

      18.1 Following the expiry or termination of this agreement for any reason whatever, the Company shall be entitled (at its option) to do all or any of the following:

            18.1.1 cancel any orders for the Products placed with it by the
                  Distributor and not yet delivered;

            18.1.2 repurchase unsold stocks of the Products owned by the
                  Distributor at a price equal to the price paid to the Company by the Distributor (less any deductions reasonably made by reason of any damage, including fair wear and tear) together with any expense reasonably incurred by the Distributor in arranging for the transport and insurance for redelivery of the same to the Company; and

            18.1.3 call upon the Distributor to return to the Company, at the expense of the Distributor, all advertising or promotional material relating to the Products and any other documents or papers relating to the business of the Company or the Products which it has in its possession without retaining in any way or in any format, any copies, extracts or abstracts of them in whatever format and on whatever media.

      18.2 Upon termination of this agreement then the Company shall be entitled to purchase the right to use the Trade Mark on terms to be agreed.

19.   FORCE MAJEURE

      19.1 Neither party shall be liable to the other or be deemed to be in breach of this agreement by reason of any delay in performing, or failure to perform, any of its obligations under this agreement, save in respect of its payment obligations which are expressly excluded from the effect of this clause, if the delay or failure was beyond that party's reasonable control (including, without limitation, any strike, lockout or other industrial action, act of God, war or threat of war, accidental or malicious damage, or prohibition by governments or other legal authority). For the avoidance of doubt, no event of force majeure as set out above shall excuse either party from failing to comply with its payment obligations under this agreement.

      19.2 A party claiming to be unable to perform its obligations under this agreement (either on time or at all) in any of the circumstances set out in clause 19.1 must immediately notify the other party of the nature and extent of the circumstances in question.

      19.3 This clause 19 shall cease to apply when such circumstances have ceased to have effect on the performance of this agreement.

      19.4 If any circumstance relied on by any party for the purpose of this clause 19 continues for more than six calendar months, the other party shall be entitled to terminate this agreement forthwith on provision of written notice to the other party.

20.   ENTIRE AGREEMENT

      20.1 This agreement constitutes the entire agreement between the parties in connection with its subject matter.

      20.2 No party has relied upon any representation or promise except as expressly set out in this agreement.

21.   WAIVER OF RIGHTS BASED ON MISREPRESENTATION

      21.1 Each party unconditionally waives any rights it may have to claim damages against the other on the basis of any statement made by the other (whether made carelessly or not) not set out or referred to in this agreement (or for breach of any warranty given by the other not so set out or referred to) unless such statement or warranty was trade or given fraudulently.

      21.2 Each party unconditionally waives any rights it may have to seek to rescind this agreement on the basis of any statement made by the other (whether made carelessly or not) whether or not such statement is set out or referred to in this agreement unless such statement was made fraudulently.

22.   ASSIGNMENT

      Either party shall be permitted to assign or transfer its rights under this agreement and subcontract or transfer its obligations under this agreement to any associated company, group company or affiliate on the provision of written notice to the other party. Otherwise, neither party shall without the prior written consent of the other party assign, transfer, charge or deal in any other similar manner with this agreement or its rights or any part of them under this agreement, or purport to do any of the same.

23.   RELATIONSHIP OF THE PARTIES

      Nothing in this agreement shall create, or be deemed to create, a partnership between the parties. The relationship of the parties established by this agreement is that of independent contractors, and not an employment, agency, franchise, joint venture or any other such relationship. Each of the parties shall conduct its respective business at its own initiative, responsibility and expense and shall have no authority to incur any obligations on behalf of the other party to this agreement.

24.   COSTS AND EXPENSES

      Except as otherwise stated in this agreement, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and implementation of this agreement.

25.   EXECUTION

      This agreement may be executed in any number of counterparts, and by the parties on separate counterparts, each of which when so executed shall be an original, but all counterparts shall together constitute one and the same instrument.

26.   AMENDMENT AND WAIVER

      26.1 No variation of this agreement shall be effective unless it is made in writing, refers specifically to this agreement and is signed by the parties.

      26.2 No waiver of any term, provision or condition of this agreement shall be effective except to the extent made in writing and signed by the waiving party.

      26.3 No omission or delay on the part of any party in exercising any right, power or privilege under this agreement shall operate as a waiver by it of any right to exercise it in future or of any other of its rights under this agreement.

27.   THIRD PARTY RIGHTS

      A person who is not party to this agreement shall have no right, whether under the Contracts (Rights of Third Parties) Act 1999, at common law or otherwise howsoever, to enforce any term of this agreement.

28.   LAW AND JURISDICTION

      28.1 This agreement shall be governed by and construed in all respects in accordance with English law.

      28.2 The parties submit to the exclusive jurisdiction of the English courts and agree that, in respect of proceedings in England and any other jurisdiction, process may be served on either of them in the manner specified for notices in clause 29.

      28.3 The rights set out in this clause 28 are in addition to any other manner of service permitted by law.

29.   NOTICES

      29.1 Any notice or other communication to be given under this agreement must be in writing and may be delivered or sent by reputable international overnight courier or facsimile transmission to the party to be served at that party's last-known address.

      29.2 Any notice or document shall be deemed served: if delivered, at the time of delivery; if sent by courier, 72 hours after sending; and if sent by facsimile transmission, at the time of transmission provided a successful transmission report has been received confirming complete transmission.

30.   SURVIVORSHIP

      Any provisions of this agreement stated to survive termination of this agreement shall remain in full force and effect despite termination.

31.   PRECEDENCE AND INVALIDITY

      In the event of any conflict between the terms of this agreement and the terms of any other document, the terms of this agreement shall take precedence. The invalidity, illegality or unenforceability of any term of this agreement shall not affect the other terms.

AS WITNESS the hands of the parties to this agreement.

                                   SCHEDULE 1

                                    Products

The Vapour compression distillation systems and derivatives, as designed and produced by the Company.

                                    [Diagram]

                                   SCHEDULE 2

                              Territory and Market

Territory

The World

Market

The Worldwide market for non-domestic applications of the Products, solely as set out below.

1. Material impregnation.

2. Industrial washing (excluding laundry applications).

3. Surface finishing and treatment.

                                   SCHEDULE 3

                             List prices of Products



Units 1-50         $6,000-$12,000       FO          Port
                   (target)
Units 51-100       $6,000 (target)      FOB Port    Port
Units 101+         to be agreed


The Company shall reduce the unit cost of Products to $6,000 as soon as reasonably practicable.

                                   SCHEDULE 4

                    Minimum purchase targets and Time Period

Target

50 Units

Time Periods

The time periods in respect of which the minimum purchase targets shall operate shall be the successive periods of twelve calendar months commencing on each anniversary of the date on which the first Product is received by the Distributor pursuant to this agreement.

                                   SCHEDULE 5

                                  Specification

                                Ovation Products

                       Distillation Fluid Analysis Testing

                    On The Ovation Alpha Prototype Distiller





                                  Prepared by:

                          Ovation Products Corporation
                             395 East Dunstable Road
                                Nashua, NH 03062
                                  603-891-3224


                               Frederick E. Becker
                          Vice President of Engineering

                                 Todd Sobolewski
                         Technology Development Manager

                                  Prepared for:

                                 Norman Hay plc
                                  Coventry, UK



                                 October 9, 2002

                                TABLE OF CONTENTS

                                                                            Page


1. INTRODUCTION...............................................................1

2. EXPERIMENTAL PROCEDURE.....................................................2

3. EXPERIMENTAL RESULTS AND DISCUSSION........................................5

4. CURRENT DRINKING WATER STANDARDS..........................................16

5. INDUSTRIAL WASTEWATER DISCHARGE STANDARDS.................................16

6. CONCLUSIONS...............................................................16

7. RECOMMENDATIONS...........................................................17

                                1. INTRODUCTION

Ovation Products Corporation is developing an advanced, high performance distiller capable of purifying aqueous solutions to a very high purity level through the use of a vapor compression distillation process. Norman Hay plc is interested in marketing this product for various applications and requested that the prototype unit be used to characterize the performance of the system with various aqueous solutions. In this regard, Ovation Products Corporation and Norman Hay agreed to investigate short-term testing of 11 potential fluids.

This report discusses the experimental procedure used for evaluating these fluids and test results. Because some of the fluids were considered "very difficult" and under long-term operation chemically incompatible and prone to fouling of the heat exchangers, testing was performed with special consideration being given to minimizing any potential damage to the Ovation distiller.

Of the original 11 fluids, 7 were successfully distilled in the Ovation unit. The various fluids came from actual industrial/commercial liquid waste streams, local water sources or were formulated from basic ingredients known to be in such streams. A paint industry effluent source was not identified, and as such, no testing was performed on this liquid. A photochemistry effluent was identified, but further investigation indicated that under certain conditions, hazardous vapors could be released. As a result, no testing was performed on this fluid. In addition, effluent from an electronics company and soy processing plant indicated potential heat exchanger fouling issues. Table-top distillation testing was preformed on these two fluids, but not in the Ovation distiller.

            The following table summarizes the test results.

-------------------------------------------------------------------------------
                 FLUID                                          STATUS
-------------------------------------------------------------------------------
1. Impregnation Fluid (Norman Hay Ultraseal)             Successfully completed
-------------------------------------------------------------------------------
2. Industrial/Commercial Wash Water Effluent             Successfully completed
-------------------------------------------------------------------------------
3. Laundry Wash Water Effluent                           Successfully completed
-------------------------------------------------------------------------------
4. Pond Water                                            Successfully completed
-------------------------------------------------------------------------------
5. Surface Treatment (Zinc Plating) Fluid Effluent       Successfully completed
-------------------------------------------------------------------------------
6. Food Industry (Soy Water) Effluent                    Table-top distillation
                                                         indicated potential
                                                         fouling issues. No
                                                         further testing is
                                                         planned.

-------------------------------------------------------------------------------
7. Salt Water (Desalination)                             Successfully completed
-------------------------------------------------------------------------------
                                                         Discussions with
                                                         chemical waste
                                                         disposal company
8. Photo Chemistry Fluid Effluent                        indicated potential
                                                         corrosion and
                                                         hazardous gas
                                                         emissions. No further
                                                         testing is planned.
-------------------------------------------------------------------------------
9. Hospital (Municipal) Water                            Successfully completed
-------------------------------------------------------------------------------
                                                         Table-top distillation
                                                         indicated potential
10. Electronics/Semiconductor Fluid Effluent             fouling issues. No
                                                         further testing is
                                                         planned.
-------------------------------------------------------------------------------
11. Paint Industry Waste Stream Effluent                 Effluent not identified
-------------------------------------------------------------------------------

                           2. EXPERIMENTAL PROCEDURE

The testing of the fluids is being performed in a three-step process. The first step is a basic "boil down" test wherein the fluids are heated at a low heat flux and the water allowed to completely boil-off. The consistency of the solution is observed during this boil-down test and the final solids, or liquid residue measured. This test provides a worst-case scenario as to the level of deposition/fouling that could occur within the distiller.

The second test is performed in a basic "bench-top" distiller that boils the water and condenses the distillate in a simple air-cooled condenser. In this test, the solution is boiled-down to 10% of the original volume, that which is equivalent to the concentration of the concentrate in the actual Ovation distiller. This test provides a means of observing the purity of the distillate and concentrate before testing in the Ovation distiller. If the residue were of a nature that would likely foul the heat exchangers in the Ovation distiller, no further testing would be performed.

The third test is performed with the actual Ovation Alpha unit. This developmental unit has a terminal capacity of 9 to 12 gallons per hour, depending on the compressor drive configuration. For these tests, the compressor was operated at an 8 gallons per hour flow rate, or three-quarter capacity, to minimize potential operational issues that could occur while testing with these new fluids. It is anticipated that future Beta units, with a capacity of up to 20 gallons per hour, will perform in a similar fashion.

Shown in Figure 2.1 is a flow diagram of the system and in Figure 2.2 are photographs of the test unit. The sample water first passes through a 5 micron filter to remove large particulates. The liquid is then heated to approximately 95 C in a counterflow heat exchanger. The heated water is again filtered in a 1 micron cartridge filter, after which it enters the distiller. The one micron filter is used to capture particulates which have precipitated out of the solution or viscous fluids formed while the solution was being heated. A quantity of the concentrate, approximately one gallon per hour, is continuously withdrawn from the unit so as not to over-concentrate the solution. Samples are taken at the inlet to the distiller, the concentrate, and the pure distillate outlet streams.

In operation, the unit is brought up to operating temperature using clean-water to define a baseline condition. Then approximately 5 gallons of the sample liquid are pumped thorough the unit in a test that lasts approximately 30 minutes. After the test is completed, clean water is again run through the unit to washout any residual sample liquid and reconfirm the clean-water operating performance.

                                   [Diagram]

After testing has been completed, the fluids are analyzed for the following properties:

1. Conductivity: A measure of the electrical resistance of the water. The higher conductivity of the water, the more dissolved mineral salts in the water. Distilled water has a conductivity of approximately 2-3 micromhos/cm. However, typical drinking water can easily be over 400 micromhos/cm.

2. pH: A measure of the hydrogen ion concentration of the water. Pure water has a pH of 7.0. As water becomes acidic, the pH decreases and as it becomes more basic, the pH increases. Distilled water has a typical pH ranging from 6.5 to 7.5.

3. Total Dissolved Solids: A measure of the dissolved mineral salts in the water. Total dissolved solids is also a measure of the conductivity of the water. Primary inorganic ions that make up total dissolved solids are calcium, magnesium, sodium, iron, manganese, bicarbonate, chloride, sulfate, nitrate and carbonate. Pure water has a total dissolved solids value of approximately 2 ppm, while drinking water averages between 200 and 300 ppm.

4. Total Hardness: This refers to the amount of calcium and magnesium carbonate in the water. Calcium and magnesium carbonate can cause scaling in piping, hot water heaters, boilers, and other appliances, especially as the water increases in temperature. Water that has a hardness of less than 17 ppm is considered soft water while water with a hardness of 170 ppm is considered hard water.

5. Ammonia, Nitrite, Nitrate: Nitrogen compounds are the primary nutrient of concern in aquatic environments. While nitrogen is essential for growth and reproduction of individual organisms, excessive amounts can result in the general decline of ecosystems. Excessive nutrient inputs can result in increased microalgae (algae blooms) and macroalgae (seaweed), which in turn causes an imbalance in the species and food-chain relationship. A level of less than 10 ppm is desired when discharging in coastal areas, lakes and ponds.

6. Percent Solids: This is a measure of the amount of suspended and dissolved solids in the water. It is also related to the turbidity, which is an indication of the relative amount of suspended solids in the water.

7. Biological Oxygen Demand (BOD): Microorganisms such as bacteria are responsible for decomposing organic material. When organic matter is present in water, the bacteria break down the material and consume available dissolved oxygen. Biological oxygen demand is a measure of the oxygen used by microorganisms to decompose the organic material. If biological oxygen demand is high, less dissolved oxygen is available in the water for fish and other aquatic organisms. A biological oxygen demand of less than 2 ppm is considered very good. A level above 6-9 ppm is considered somewhat polluted.

8. Chemical Oxygen Demand (COD): Chemical oxygen demand is similar to the biological oxygen demand except that the wastewater sample is oxidized by a strong chemical oxidant. A value of less than 1000 ppm is considered sufficient for disposal into a municipal drain system.

9. Power Consumption and Flow Rate: The flow rate and total power into the compressor motor are measured and compared to the baseline, clean water operation.

                     3. EXPERIMENTAL RESULTS AND DISCUSSION

The results of the validation tests are shown in the following tables. Testing of the food industry (soy water and caustic soda) effluent and electronics/semiconductor fluid was not performed on the Ovation distiller due to fouling issues identified in the preliminary table-top distiller tests. No testing of the photochemistry fluid was performed due to hazardous emissions issues identified with this liquid. Also a representative paint effluent has not been identified, and as such, no testing was performed.

3.1   Norman Hay Impregnation Fluid

This fluid was provided with a stabilizer to retard polymerization during heating. Initial boil-down testing resulted in a sticky, dark brown fluid with a residual content of approximately 0.4%. After being distilled, the concentrate stratified into several fluid layers, from a viscous gel at the bottom to a more fluid substance at the top. GC test results by Norman Hay indicated a very slight carryover of the impregnation fluid/stabilizer into the distillate, but this was not considered by Norman Hay to be detrimental for its reuse. It is interesting to note that while the conductivity of the fluid decreased from 1,900 to 273 uS/cm, the COD only went from 40,000 to 17,000 ppm. While this is too high form direct discharge to a drain, Norman Hay indicated that is was sufficient for reuse in the plant.

                          Table 3.1 Impregnation Fluid

---------------------------------------------------------------------------------------------------------------------------
Impregnation                                                                             Ovation Distiller
---------------------------------------------------------------------------------------------------------------------------
9/3/02                             Oper. Cond.         Initial Fluid       Distillate      Hot Filter           Conc.
---------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                                1,900             273             1,850        13,100
---------------------------------------------------------------------------------------------------------------------------
pH                                                                    7.1             7.6               7.0           7.3
---------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                    8,000             270             8,000
---------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                           1,390             210             1,380         9,000
---------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                        100               0               100
Test Strip (ppm)
---------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                        168               0               144          1240
Titration (ppm)
---------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                         120             175               120           240
---------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                         0.5               0               0.5             0
---------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                          20               5                20            40
---------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                          40,000          17,000                         110,000
---------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------------------------------------------------
% Solids
---------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                            brown tint      chemical smell                      turbid,
                                                                                                                amber
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Power (watts)                                     380
---------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                                   9.0
---------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                                   212
(deg F)
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Impregnation                      Counter-top Distiller         Boil Down
-----------------------------------------------------------------------------------
9/3/02                      Distillate      10% Conc.                 Solids
-----------------------------------------------------------------------------------
Conductivity (uS/cm)                   130              12,000
-----------------------------------------------------------------------------------
pH                                     7.3                 7.1
-----------------------------------------------------------------------------------
Alkalinity (ppm)                      >300               6,000
-----------------------------------------------------------------------------------
TDS (ppm)                               90               8,000
-----------------------------------------------------------------------------------
Total Hardness                           0                   0
Test Strip (ppm)
-----------------------------------------------------------------------------------
Total Hardness                         <10                 720
Titration (ppm)
-----------------------------------------------------------------------------------
Ammonia (ppm)                          1.9                 500
-----------------------------------------------------------------------------------
Nitrite (ppm)                            0                   0
-----------------------------------------------------------------------------------
Nitrate (ppm)                            0                   0
-----------------------------------------------------------------------------------
COD (ppm)
-----------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------
% Solids                                                                     0.391
-----------------------------------------------------------------------------------
Visual Analysis                 clear         turbid, amber          molasses

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Power (watts)
-----------------------------------------------------------------------------------
Flow Rate (gph)
-----------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-----------------------------------------------------------------------------------

3.2 Norman Hay Supplied Industrial Wash Water "A"

This fluid was supposed to be the wash water from a machining operation, mainly composed of cutting fluid and detergent. During the initial boil-down test, the resulting solids were found to be a semi-rigid, heat-setting polymer. This was later determined by Norman Hay to be polymerized sealant, or another polymer that should not have been present in the water. Testing in the counter-top distiller also resulted in a similar residue. However, when the fluid was distilled in the Ovation distiller, the distillate was found to contain a white precipitate, while the concentrate was a brownish looking liquid.

The conductivity of the liquid was significantly reduced, from 2300 to 60 uS/cm and the dissolved solids reduced from 1630 to 40 ppm. While the formation of the precipitate was unexpected, the fact that the distiller operated without any problem was a most positive result.

Further analysis of the distillate and concentrate by Norman Hay indicated a very low level of contamination in the distillate. This contaminant was not volatile with a boiling point of 197 C. The composition of this material is not known.

It was concluded by Norman Hay that this water was not likely to be what was originally thought of as industrial wash water from a machining operation, and should not be considered a viable application for further investigation.

                                                              Table 3.2 Industrial Wash Water
-----------------------------------------------------------------------------------------------------------------------------
Wash water "A"                                                                           Ovation Distiller
-----------------------------------------------------------------------------------------------------------------------------
7/17/02                           Oper. Cond.          Initial Fluid         Distillate       Hot Filter         Conc.
-----------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                               2,300                60              670          1,790
-----------------------------------------------------------------------------------------------------------------------------
pH                                                                   7.4               5.4              5.8            6.5
-----------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)
-----------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                          1,630                40              490          1,350
-----------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                       120                                240            710
Test Strip (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)
-----------------------------------------------------------------------------------------------------------------------------
COD (ppm)
-----------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------------------------------------------------
% Solids
-----------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                            clear            clear white          clear         dk brown
                                                                            precipitate
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Power (watts)                                 380
-----------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                               8.5
-----------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                               213
(deg F)
-----------------------------------------------------------------------------------------------------------------------------

                         Table 3.2 Industrial Wash Water
---------------------------------------------------------------------------------
Wash water "A"                   Counter-top Distiller        Boil Down
---------------------------------------------------------------------------------
7/17/02                      Distillate        10% Conc.            Solids
---------------------------------------------------------------------------------
Conductivity (uS/cm)                   75              3,535
---------------------------------------------------------------------------------
pH                                    4.3                5.8
---------------------------------------------------------------------------------
Alkalinity (ppm)                        0                720
---------------------------------------------------------------------------------
TDS (ppm)                              40              1,640
---------------------------------------------------------------------------------
Total Hardness                          0                250
Test Strip (ppm)
---------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                       <10
---------------------------------------------------------------------------------
Ammonia (ppm)                         1.5                  6
---------------------------------------------------------------------------------
Nitrite (ppm)                           0                  2
---------------------------------------------------------------------------------
Nitrate (ppm)                           0                 40
---------------------------------------------------------------------------------
COD (ppm)
---------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------
% Solids                                                                       5
---------------------------------------------------------------------------------
Visual Analysis                clear       dk water wr. Gum       brown gum

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Power (watts)
---------------------------------------------------------------------------------
Flow Rate (gph)
---------------------------------------------------------------------------------
Distiller Temp.
(deg F)
---------------------------------------------------------------------------------

3.3 Norman Hay Supplied Industrial Wash Water "A1"

During the initial boil-down testing, a solid residue, with a solids content of approximately 0.3% was found. The residue is very flaky in nature, similar to that of calcium carbonate scale. The conductivity was found to be reduced from 1,570 to 2.8 ppm, and the hardness was reduced to essentially zero. The COD was reduced from 3,000 to 470 ppm, enabling this water to be discharged directly to a municipal drain. This represents a good application for the Ovation distiller.

                                                              Table 3.3 Industrial Wash Water
-----------------------------------------------------------------------------------------------------------------------------
Wash Water "A1"                                                                          Ovation Distiller
-----------------------------------------------------------------------------------------------------------------------------
9/3/02                                Oper. Cond.        Initial Fluid       Distillate       Hot Filter        Conc.
-----------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                                1,570             2.8             1,400         7,000
-----------------------------------------------------------------------------------------------------------------------------
pH                                                                    8.9             6.0               8.9           9.8
-----------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                    1,200              40             1,200
-----------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                           1,150               0             1,100         5,600
-----------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                         75               0                75             0
Test Strip (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                         96               0                70            76
Titration (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                           1             0.1               1.1            20
-----------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                           0               0                 0             0
-----------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                           0               5                 0             0
-----------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                           3,000             470                          12,000
-----------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------------------------------------------------
% Solids
-----------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                           light milky          clear            milky        turbid brown

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Power (watts)                                     340
-----------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                                  8.52
-----------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                                   213
(deg F)
-----------------------------------------------------------------------------------------------------------------------------

                         Table 3.3 Industrial Wash Water
----------------------------------------------------------------------------------
Wash Water "A1"                  Counter-top Distiller         Boil Down
----------------------------------------------------------------------------------
9/3/02                       Distillate        10% Conc.             Solids
----------------------------------------------------------------------------------
Conductivity (uS/cm)                    2             178,000
----------------------------------------------------------------------------------
pH                                    8.3                11.3
----------------------------------------------------------------------------------
Alkalinity (ppm)                       20               8,000
----------------------------------------------------------------------------------
TDS (ppm)                               0               14000
----------------------------------------------------------------------------------
Total Hardness                          0                   0
Test Strip (ppm)
----------------------------------------------------------------------------------
Total Hardness                          0                   0
Titration (ppm)
----------------------------------------------------------------------------------
Ammonia (ppm)                         0.4                  10
----------------------------------------------------------------------------------
Nitrite (ppm)                           0                   0
----------------------------------------------------------------------------------
Nitrate (ppm)                           0                   0
----------------------------------------------------------------------------------
COD (ppm)
----------------------------------------------------------------------------------
BOD (ppm)
----------------------------------------------------------------------------------
% Solids                                                                    0.293
----------------------------------------------------------------------------------
Visual Analysis              clear with          milky         white/beige flake
                             oily film
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Power (watts)
----------------------------------------------------------------------------------
Flow Rate (gph)
----------------------------------------------------------------------------------
Distiller Temp.
(deg F)
----------------------------------------------------------------------------------

3.4 Ovation Products Supplied Residential/Commercial Laundry Water

This water was obtained from a residential washing machine in which all the water used during the wash and rinse cycles was mixed together. The water had a solids content of approximately 1.5%, and was in the form of granular solid. When the water was run through the Ovation distiller, the conductivity was reduced from 850 to 70 uS/cm and the total dissolved solids were reduced from 680 to 60 ppm. The hardness was reduced from 60 to less than 10 ppm. The distillate was clear. This represents a good application for the Ovation distiller.

                                               Table 3.4 Laundry Wash Water
-----------------------------------------------------------------------------------------------------------------------------
Laundry Water                                                                              Ovation Distiller
-----------------------------------------------------------------------------------------------------------------------------
8/8/02                        Oper. Cond.             Initial Fluid          Distillate      Hot Filter            Conc.
-----------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                                    850              70                           2,500
-----------------------------------------------------------------------------------------------------------------------------
pH                                                                      7.8             7.7                             9.5
-----------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                        240              40                            >240
-----------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                               680              60                           1,730
-----------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                           70              25                             100
Test Strip (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                           60             <10                             340
Titration (ppm)
-----------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                             6               6                               4
-----------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                             0               0                               0
-----------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                             0               0                               0
-----------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                               170             <10                140          520
-----------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------------------------------------------------
% Solids
-----------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                              cloudy              clear                             light
                                                                                                                  yellow
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Power (watts)                                    380
-----------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                                 7.68
-----------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                                  214
(deg F)
-----------------------------------------------------------------------------------------------------------------------------

                          Table 3.4 Laundry Wash Water
-----------------------------------------------------------------------------------
Laundry Water                    Counter-top Distiller           Boil Down
-----------------------------------------------------------------------------------
8/8/02                   Distillate             10% Conc.             Solids
-----------------------------------------------------------------------------------
Conductivity (uS/cm)                 13.5                24,000
-----------------------------------------------------------------------------------
pH                                    7.4                  11.3
-----------------------------------------------------------------------------------
Alkalinity (ppm)                       70                  >300
-----------------------------------------------------------------------------------
TDS (ppm)                              10                11,500
-----------------------------------------------------------------------------------
Total Hardness                          0                   120
Test Strip (ppm)
-----------------------------------------------------------------------------------
Total Hardness                        <10                   126
Titration (ppm)
-----------------------------------------------------------------------------------
Ammonia (ppm)                           2
-----------------------------------------------------------------------------------
Nitrite (ppm)                           0                     5
-----------------------------------------------------------------------------------
Nitrate (ppm)                           0                    20
-----------------------------------------------------------------------------------
COD (ppm)
-----------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------
% Solids                                                    0.5               1.48
-----------------------------------------------------------------------------------
Visual Analysis               clear           cloudy/yellow        light yellow

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Power (watts)
-----------------------------------------------------------------------------------
Flow Rate (gph)
-----------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-----------------------------------------------------------------------------------

3.5 Ovation House Pond Water

Water from a nearby pond was used for this test. This test was used to evaluate the possibility of producing potable water from such a source. The simple boil-down test indicated very little solids, less than 0.1% in the water. The water would be considered mildly hard and had a conductivity similar to municipal water, about 140 uS/cm. After being distilled in the Ovation unit, the conductivity was reduced to less than 3 uS/cm and the hardness reduced to essentially zero. While BOD and COD tests were not performed, data from septic water testing, which is exceedingly more severe, showed BOD levels of 1-5 ppm and COD levels of less than 30 ppm. These results are excellent, and demonstrate the viability for producing drinkable water from such a source.

                                                                    Table 3.5 Pond Water
---------------------------------------------------------------------------------------------------------------------------
Pond Water                                                                               Ovation Distiller
---------------------------------------------------------------------------------------------------------------------------
8/6/02                             Oper. Cond.         Initial Fluid       Distillate      Hot Filter           Conc.
---------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                                  140             2.8               140           650
---------------------------------------------------------------------------------------------------------------------------
pH                                                                    7.0             7.0               6.6           7.8
---------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                       80              40                70            80
---------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                             120               0               110           480
---------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                         70               0               110           120
Test Strip (ppm)
---------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                                                        47               0                44           222
---------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                        0.25            0.25              0.35            >3
---------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                           0               0                 0             0
---------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                           0               0                 0             0
---------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                              20              20                           1,300
---------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------------------------------------------------
% Solids
---------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                            brown tint          clear                          dark brown
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Power (watts)                                   371.5
---------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                                   7.5
---------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                                   214
(deg F)
---------------------------------------------------------------------------------------------------------------------------

                              Table 3.5 Pond Water
-----------------------------------------------------------------------------------
Pond Water                        Counter-top Distiller         Boil Down
-----------------------------------------------------------------------------------
8/6/02                      Distillate      10% Conc.                 Solids
-----------------------------------------------------------------------------------
Conductivity (uS/cm)                    10               1,675
-----------------------------------------------------------------------------------
pH                                     6.3                10.9
-----------------------------------------------------------------------------------
Alkalinity (ppm)                        80                >300
-----------------------------------------------------------------------------------
TDS (ppm)                                0               1,400
-----------------------------------------------------------------------------------
Total Hardness                          15                 200
Test Strip (ppm)
-----------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                          0                 250
-----------------------------------------------------------------------------------
Ammonia (ppm)                         0.35                   0
-----------------------------------------------------------------------------------
Nitrite (ppm)                            0                   0
-----------------------------------------------------------------------------------
Nitrate (ppm)                            0                   0
-----------------------------------------------------------------------------------
COD (ppm)
-----------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------
% Solids                                                                      <0.1
-----------------------------------------------------------------------------------
Visual Analysis                 clear           dark brown         brown powder
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Power (watts)
-----------------------------------------------------------------------------------
Flow Rate (gph)
-----------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-----------------------------------------------------------------------------------

3.6 Surface Treatment Water

Water from a plating company was supplied by Norman Hay. Initial boil-down testing revealed a solid residue of approximately 0.1%. It was flaky in nature and could easily be crushed. The COD level was reduced from 70 to 20 ppm. The conductivity was reduced from 1,100 to 3 ppm with a hardness of essentially zero. This appears to be an excellent application for the Ovation distiller.

                                          Table 3.6 Surface Treatment Fluid

-------------------------------------------------------------------------------------------------------------------------
Surface Treatment - Plating                                                            Ovation Distiller
-------------------------------------------------------------------------------------------------------------------------
9/3/2002                      Oper. Cond.             Initial Fluid      Distillate      Hot Filter           Conc.
-------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                              1,100               3               860         4,900
-------------------------------------------------------------------------------------------------------------------------
pH                                                                  3.7             6.4               5.4           6.2
-------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                    200              10                 0           200
-------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                           830               0               650         3,900
-------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                      250               0               250           750
Test Strip (ppm)
-------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                                                     600               0
-------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                       0.9             0.4               0.7           1.9
-------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                         0               0                 0             0
-------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                       100               5                20            30
-------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                            70              20                           1,300
-------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-------------------------------------------------------------------------------------------------------------------------
% Solids
-------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                     yellow-green tint        clear            clear           turbin
                                                                                                           light green
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Power (watts)                                 380
-------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                               8.5
-------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                               213
(deg F)
-------------------------------------------------------------------------------------------------------------------------

                        Table 3.6 Surface Treatment Fluid

--------------------------------------------------------------------------------------
Surface Treatment - Plating          Counter-top Distiller          Boil Down
--------------------------------------------------------------------------------------
9/3/2002                      Distillate           10% Conc.              Solids
--------------------------------------------------------------------------------------
Conductivity (uS/cm)                     4.1                12,000
--------------------------------------------------------------------------------------
pH                                       6.0                   2.8
--------------------------------------------------------------------------------------
Alkalinity (ppm)                          40                    25
--------------------------------------------------------------------------------------
TDS (ppm)                                  0                 8,000
--------------------------------------------------------------------------------------
Total Hardness                             0                     0
Test Strip (ppm)
--------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                          <10                 2,920
--------------------------------------------------------------------------------------
Ammonia (ppm)                              0                   0.1
--------------------------------------------------------------------------------------
Nitrite (ppm)                              0                     0
--------------------------------------------------------------------------------------
Nitrate (ppm)                              0                   160
--------------------------------------------------------------------------------------
COD (ppm)
--------------------------------------------------------------------------------------
BOD (ppm)
--------------------------------------------------------------------------------------
% Solids                                                                          0.08
--------------------------------------------------------------------------------------
Visual Analysis                   clear           turbid, grey      olive green, flake

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Power (watts)
--------------------------------------------------------------------------------------
Flow Rate (gph)
--------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
--------------------------------------------------------------------------------------

3.7 Food Industry Wash Water

A waste effluent was prepared to simulate wastewater from a soy milk operation with a composition of approximately 3% soy solids and 2.5% sodium hydroxide. In the initial boil-down test, the fluid became very foamy after 50% of the water boiled off. The viscosity rose to syrup level and a foul odor occurred as the liquid boiled down to a solids content of approximately 6.5%.

Testing in the table-top distiller indicated similar results. An initial 1000 ml was placed in the table-top distiller. After 500 ml of the water was boiled-off, the water in the distiller became very foamy. The conductivity reading of the distillate was 240 uS/cm. The next 100 ml boiled-off was tan in color with conductivity greater than 5,000 uS/cm. When the distillation chamber was opened, the foaming was sufficient to carry liquid over into the distillate. The caustic soda-soy mixture was also found highly corrosive to the copper. Consequently, no further testing is planned with this fluid. However, recognizing the wide variability of waste effluent streams in the food industry, this industry remains a viable opportunity for the Ovation distiller.

                                                Table 3.7 Food Industry Effluent
------------------------------------------------------------------------------------------------------------------------
Food (soy) Industry                                                                    Ovation Distiller
------------------------------------------------------------------------------------------------------------------------
9/3/02                         Oper. Cond.            Initial Fluid      Distillate      Hot Filter           Conc.
------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                            150,000
------------------------------------------------------------------------------------------------------------------------
pH                                                                 11.5
------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                 80,000
------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                       110,000
------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                    2,500
Test Strip (ppm)
------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)
------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                        25
------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                         0
------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                         0
------------------------------------------------------------------------------------------------------------------------
COD (ppm)
------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
------------------------------------------------------------------------------------------------------------------------
% Solids
------------------------------------------------------------------------------------------------------------------------
Visual Analysis

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Power (watts)
------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)
------------------------------------------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
------------------------------------------------------------------------------------------------------------------------

                        Table 3.7 Food Industry Effluent
--------------------------------------------------------------------------------------
Food (soy) Industry                 Counter-top Distiller          Boil Down
--------------------------------------------------------------------------------------
9/3/02                         Distillate         10% Conc.              Solids
--------------------------------------------------------------------------------------
Conductivity (uS/cm)                    240               300,000
--------------------------------------------------------------------------------------
pH                                     10.6
--------------------------------------------------------------------------------------
Alkalinity (ppm)                      3,000
--------------------------------------------------------------------------------------
TDS (ppm)                               160
--------------------------------------------------------------------------------------
Total Hardness                           25
Test Strip (ppm)
--------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                           0
--------------------------------------------------------------------------------------
Ammonia (ppm)                           200
--------------------------------------------------------------------------------------
Nitrite (ppm)                             0
--------------------------------------------------------------------------------------
Nitrate (ppm)                             0
--------------------------------------------------------------------------------------
COD (ppm)
--------------------------------------------------------------------------------------
BOD (ppm)
--------------------------------------------------------------------------------------
% Solids                                                                         7.25
--------------------------------------------------------------------------------------
Visual Analysis                  first            light tan
                              500 ml clear
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Power (watts)
--------------------------------------------------------------------------------------
Flow Rate (gph)
--------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
--------------------------------------------------------------------------------------

3.8           Salt Water - Desalination

For this test, salt water from the ocean was used to evaluate the capability of the distiller to desalinate this water. It was recognized that the materials of construction were not that which normally is required for this type of application due to the highly corrosive nature of salt water. Initial boil-down tests showed a salt content of approximately 3.3%, typical of ocean salt water. Initial conductivity was 60,000 uS/cm with a total dissolved solids content of 40,000 ppm. Nevertheless, the distillate from the Ovation system was 3 uS/cm with a total dissolved solids concentration of essentially zero. This is exceptionally good performance. The flow rate of the system, however, was found to decrease from approximately 8 gallons per hour to 5 gallons per hour. This was felt due to the boiling point temperature rise of the concentrate, which reduces the heat transfer across the heat exchanger. By increasing the flow of the distillate from the system, this temperature rise can be reduced, and the flow rate increased. Further testing would be required to optimize the performance with this liquid. The highly corrosive nature of salt water would also require careful selection of the materials of construction.

                                        Table 3.8 Salt Water (Desalination)
-------------------------------------------------------------------------------------------------------------------------
Salt Water Desalination                                                                Ovation Distiller
-------------------------------------------------------------------------------------------------------------------------
8/8/02                            Oper. Cond.         Initial Fluid        Distillate       Hot Filter        Conc.
-------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                             60,000            3.05           115,000       160,000
-------------------------------------------------------------------------------------------------------------------------
pH                                                                  7.6             5.8               6.5           6.5
-------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                    120              40                40            40
-------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                        40,000               0            60,000       150,000
-------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                     >425               0            10,000        24,000
Test Strip (ppm)
-------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                                                                       0            13,200        31,000
-------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                                      0.25                 0             0
-------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                                         0                 0             0
-------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                                         0                 0             0
-------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                           120             <10                           4,200
-------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-------------------------------------------------------------------------------------------------------------------------
% Solids
-------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                           clear              clear            clear        light green
                                                                                                              cloudy
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Power (watts)                                 390
-------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                             4-5.5
-------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                               216
(deg F)
-------------------------------------------------------------------------------------------------------------------------

                       Table 3.8 Salt Water (Desalination)
--------------------------------------------------------------------------------------
Salt Water Desalination             Counter-top Distiller          Boil Down
--------------------------------------------------------------------------------------
8/8/02                         Distillate         10% Conc.              Solids
--------------------------------------------------------------------------------------
Conductivity (uS/cm)                    100                >5,000
--------------------------------------------------------------------------------------
pH                                      7.5                   7.9
--------------------------------------------------------------------------------------
Alkalinity (ppm)                         80                    80
--------------------------------------------------------------------------------------
TDS (ppm)                                 0               192,000
--------------------------------------------------------------------------------------
Total Hardness                           25                  >425
Test Strip (ppm)
--------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                          10                >7,400
--------------------------------------------------------------------------------------
Ammonia (ppm)                           0.5                  0.25
--------------------------------------------------------------------------------------
Nitrite (ppm)                             0                     0
--------------------------------------------------------------------------------------
Nitrate (ppm)                             0                     0
--------------------------------------------------------------------------------------
COD (ppm)
--------------------------------------------------------------------------------------
BOD (ppm)
--------------------------------------------------------------------------------------
% Solids                                                                          3.3
--------------------------------------------------------------------------------------
Visual Analysis                  clear              milky             white solid

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Power (watts)
--------------------------------------------------------------------------------------
Flow Rate (gph)
--------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
--------------------------------------------------------------------------------------

3.9 Photo Chemistry

Contacts were made with several photofinishers concerning using their effluent for testing. Most were very resistive to supplying us their waste. Review of the MSDS sheets indicated a mixture of chemicals that would be of concern, in particular ammonium thiocyanate, which when in contact with a strong oxidizer or acid, liberates a poisonous and flammable gas. A waste disposal company who specializes in photofinishing chemistry disposal was also contacted. They indicated that at elevated temperatures, the liquid becomes very corrosive along with the release of hazardous vapors. Also, when 90% of the water is evaporated, the solution becomes solid. As a result, no further testing is planned.

                                            Table 3.9 Photo Chemistry Fluid
---------------------------------------------------------------------------------------------------------------------------
Photo Chemistry                                                                          Ovation Distiller
---------------------------------------------------------------------------------------------------------------------------
                                   Oper. Cond.         Initial Fluid       Distillate         Hot Filter        Conc.
---------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)
---------------------------------------------------------------------------------------------------------------------------
pH
---------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)
---------------------------------------------------------------------------------------------------------------------------
TDS (ppm)
---------------------------------------------------------------------------------------------------------------------------
Total Hardness
Test Strip (ppm)
---------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)
---------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)
---------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)
---------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)
---------------------------------------------------------------------------------------------------------------------------
COD (ppm)
---------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------------------------------------------------
% Solids
---------------------------------------------------------------------------------------------------------------------------
Visual Analysis
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Power (watts)
---------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)
---------------------------------------------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
---------------------------------------------------------------------------------------------------------------------------

                         Table 3.9 Photo Chemistry Fluid
-----------------------------------------------------------------------------------------
Photo Chemistry                         Counter-top Distiller         Boil Down
-----------------------------------------------------------------------------------------
                                    Distillate        10% Conc.             Solids
-----------------------------------------------------------------------------------------
Conductivity (uS/cm)
-----------------------------------------------------------------------------------------
pH
-----------------------------------------------------------------------------------------
Alkalinity (ppm)
-----------------------------------------------------------------------------------------
TDS (ppm)
-----------------------------------------------------------------------------------------
Total Hardness
Test Strip (ppm)
-----------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)
-----------------------------------------------------------------------------------------
Ammonia (ppm)
-----------------------------------------------------------------------------------------
Nitrite (ppm)
-----------------------------------------------------------------------------------------
Nitrate (ppm)
-----------------------------------------------------------------------------------------
COD (ppm)
-----------------------------------------------------------------------------------------
BOD (ppm)
-----------------------------------------------------------------------------------------
% Solids
-----------------------------------------------------------------------------------------
Visual Analysis
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Power (watts)
-----------------------------------------------------------------------------------------
Flow Rate (gph)
-----------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-----------------------------------------------------------------------------------------

3.10          Hospital (Municipal) Water

For this test, the well water from the Ovation facility was used to simulate a worst case situation of municipal water. This water is high in total dissolved solids and relatively hard. Results showed very little solids, less than 0.02%. The conductivity was reduced from 455 to 3 uS/cm and the hardness reduced from over 200 to essentially zero ppm. These results are quite excellent.

                                             Table 3.10 Hospital (Municipal) Water
---------------------------------------------------------------------------------------------------------------------------
House Water                                                                              Ovation Distiller
---------------------------------------------------------------------------------------------------------------------------
8/8/02                                Oper. Cond.        Initial Fluid       Distillate       Hot Filter        Conc.
---------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                                  455               3               460         2,650
---------------------------------------------------------------------------------------------------------------------------
pH                                                                    7.1             6.8               8.1           9.2
---------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                      180              40               190          >300
---------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                             350               0               360         1,885
---------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                        200               0               100           100
Test Strip (ppm)
---------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                                                       242               0               165
---------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                                           0                 0             0
---------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                           0               0                 0             0
---------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                           0               0                 0             0
---------------------------------------------------------------------------------------------------------------------------
COD (ppm)                                                              40              40                           1,800
---------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------------------------------------------------
% Solids
---------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                              clear             clear            clear          dk rust
                                                                                                                color
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Power (watts)                                     365
---------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)                                   8.1
---------------------------------------------------------------------------------------------------------------------------
Distiller Temp.                                   214
(deg F)
---------------------------------------------------------------------------------------------------------------------------

                      Table 3.10 Hospital (Municipal) Water
---------------------------------------------------------------------------------------
House Water                           Counter-top Distiller         Boil Down
---------------------------------------------------------------------------------------
8/8/02                            Distillate        10% Conc.             Solids
---------------------------------------------------------------------------------------
Conductivity (uS/cm)                       2.6               1,900
---------------------------------------------------------------------------------------
pH                                         6.0                 8.1
---------------------------------------------------------------------------------------
Alkalinity (ppm)                            60                  80
---------------------------------------------------------------------------------------
TDS (ppm)                                    0                  80
---------------------------------------------------------------------------------------
Total Hardness                               0               1,390
Test Strip (ppm)
---------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                              0                 425
---------------------------------------------------------------------------------------
Ammonia (ppm)                             0.25                 510
---------------------------------------------------------------------------------------
Nitrite (ppm)                                0                0.25
---------------------------------------------------------------------------------------
Nitrate (ppm)                                5                   0
---------------------------------------------------------------------------------------
COD (ppm)
---------------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------------
% Solids                                                        15               0.022
---------------------------------------------------------------------------------------
Visual Analysis                     clear           rust color       light brown pwdr

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Power (watts)
---------------------------------------------------------------------------------------
Flow Rate (gph)
---------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
---------------------------------------------------------------------------------------

3.11 Electronics/Semiconductors Fluids

A sample of effluent was supplied to Ovation from a local electronics company. Initial boil-down testing indicated solidification of a salt-like residue after about 50% removal of the water. As a result of potential fouling of the distiller, no further testing is planned with this fluid. However, recognizing that there is a wide variability of waste fluids in this industry, this industrial sector should still be considered a potential candidate for this system.

                                       Table 3.11 Electronics /Semiconductor Fluids
-------------------------------------------------------------------------------------------------------------------------
Electronics/Semiconductors                                                             Ovation Distiller
-------------------------------------------------------------------------------------------------------------------------
                                  Oper. Cond.         Initial Fluid        Distillate       Hot Filter        Conc.
-------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)                                            300,000
-------------------------------------------------------------------------------------------------------------------------
pH                                                                  7.6
-------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)                                                    240
-------------------------------------------------------------------------------------------------------------------------
TDS (ppm)                                                       230,000
-------------------------------------------------------------------------------------------------------------------------
Total Hardness                                                      250
Test Strip (ppm)
-------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                                                  >3,500
-------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)                                                         7
-------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)                                                       0.5
-------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)                                                       200
-------------------------------------------------------------------------------------------------------------------------
COD (ppm)
-------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-------------------------------------------------------------------------------------------------------------------------
% Solids
-------------------------------------------------------------------------------------------------------------------------
Visual Analysis                                       black, cloudy

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Power (watts)
-------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)
-------------------------------------------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-------------------------------------------------------------------------------------------------------------------------

                  Table 3.11 Electronics /Semiconductor Fluids
---------------------------------------------------------------------------------------
Electronics/Semiconductors           Counter-top Distiller          Boil Down
---------------------------------------------------------------------------------------
                                Distillate         10% Conc.              Solids
---------------------------------------------------------------------------------------
Conductivity (uS/cm)                   1,500
---------------------------------------------------------------------------------------
pH                                       9.4
---------------------------------------------------------------------------------------
Alkalinity (ppm)                        >240
---------------------------------------------------------------------------------------
TDS (ppm)                              1,210
---------------------------------------------------------------------------------------
Total Hardness                            25
Test Strip (ppm)
---------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)                          1.4
---------------------------------------------------------------------------------------
Ammonia (ppm)                             >7
---------------------------------------------------------------------------------------
Nitrite (ppm)                              0
---------------------------------------------------------------------------------------
Nitrate (ppm)                             20
---------------------------------------------------------------------------------------
COD (ppm)
---------------------------------------------------------------------------------------
BOD (ppm)
---------------------------------------------------------------------------------------
% Solids                                                                          20.5
---------------------------------------------------------------------------------------
Visual Analysis                  slightly
                                  cloudy
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Power (watts)
---------------------------------------------------------------------------------------
Flow Rate (gph)
---------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
---------------------------------------------------------------------------------------

3.12 Paint Industry Fluids

A suitable fluid has not been identified for this industry.

                                             Table 3.12 Paint Industry Effluent
-------------------------------------------------------------------------------------------------------------------------
Paint Industry                                                                         Ovation Distiller
-------------------------------------------------------------------------------------------------------------------------
                                      Oper. Cond.       Initial Fluid      Distillate       Hot Filter        Conc.
-------------------------------------------------------------------------------------------------------------------------
Conductivity (uS/cm)
-------------------------------------------------------------------------------------------------------------------------
pH
-------------------------------------------------------------------------------------------------------------------------
Alkalinity (ppm)
-------------------------------------------------------------------------------------------------------------------------
TDS (ppm)
-------------------------------------------------------------------------------------------------------------------------
Total Hardness
Test Strip (ppm)
-------------------------------------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)
-------------------------------------------------------------------------------------------------------------------------
Ammonia (ppm)
-------------------------------------------------------------------------------------------------------------------------
Nitrite (ppm)
-------------------------------------------------------------------------------------------------------------------------
Nitrate (ppm)
-------------------------------------------------------------------------------------------------------------------------
COD (ppm)
-------------------------------------------------------------------------------------------------------------------------
BOD (ppm)
-------------------------------------------------------------------------------------------------------------------------
% Solids
-------------------------------------------------------------------------------------------------------------------------
Visual Analysis
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Power (watts)
-------------------------------------------------------------------------------------------------------------------------
Flow Rate (gph)
-------------------------------------------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-------------------------------------------------------------------------------------------------------------------------

                            Table 3.12 Paint Industry Effluent
-------------------------------------------------------------------------------------------
Paint Industry                           Counter-top Distiller          Boil Down
-------------------------------------------------------------------------------------------
                                    Distillate         10% Conc.              Solids
-------------------------------------------------------------------------------------------
Conductivity (uS/cm)
-------------------------------------------------------------------------------------------
pH
-------------------------------------------------------------------------------------------
Alkalinity (ppm)
-------------------------------------------------------------------------------------------
TDS (ppm)
-------------------------------------------------------------------------------------------
Total Hardness
Test Strip (ppm)
-------------------------------------------------------------------------------------------
Total Hardness
Titration (ppm)
-------------------------------------------------------------------------------------------
Ammonia (ppm)
-------------------------------------------------------------------------------------------
Nitrite (ppm)
-------------------------------------------------------------------------------------------
Nitrate (ppm)
-------------------------------------------------------------------------------------------
COD (ppm)
-------------------------------------------------------------------------------------------
BOD (ppm)
-------------------------------------------------------------------------------------------
% Solids
-------------------------------------------------------------------------------------------
Visual Analysis
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Power (watts)
-------------------------------------------------------------------------------------------
Flow Rate (gph)
-------------------------------------------------------------------------------------------
Distiller Temp.
(deg F)
-------------------------------------------------------------------------------------------

                      4. CURRENT DRINKING WATER STANDARDS

Current drinking water standards are published by the U.S. Environmental Protection Agency and are quite extensive. These standards can be found at the following web site: http://www.epa.gov/safewater/mcl.html.

                  5. INDUSTRIAL WASTEWATER DISCHARGE STANDARDS

Information from Norman Hay has indicated that at COD levels less than 900-1000 ppm, the distiller effluent may be directly discharged to a municipal wastewater drain.

                                 6. CONCLUSIONS

Testing of the Ovation distiller with a variety of fluids has demonstrated excellent performance, both in water quality and energy use. No detrimental fouling of the system components was found, even with difficult fluids such as the initial Norman Hay wash water and salt water. In all instances, except for the initial Norman Hay Wash Water "A", the quality of the distillate was found to be excellent; very clear with a low conductivity and dissolved solids content. Even the Wash Water "A" distillate was very clear, except for a white precipitate. Chemical oxygen demand (COD) analyses indicated relatively low COD levels except for the Norman Hay impregnation fluid. However, according to Norman Hay, this fluid was still sufficiently pure for reuse in the process. COD analyses of the other fluid were adequate to meet industrial wastewater discharge standards.

The major issues identified during testing were that some of the fluids had the potential to release hazardous gasses, were highly corrosive, and produced high concentrations of precipitate that could foul the heat exchangers. Further testing with the present design would be necessary to characterize the level of concentrate that would enable extended operation of the distiller with high precipitate loadings. Proper materials selection will also be required to withstand the particular chemicals in the liquids. However, continuing development efforts that would incorporate self-cleaning capability should alleviate fouling issues.

The potential for producing potable water remains excellent. Design enhancements are being incorporated into the next generation Beta system to enable the unit to meet potable drinking water standards. This unit is also being upgraded in capacity to achieve a flow rate of 20 gallons per hour, which should be adequate for most water requirements.

                               7. RECOMMENDATIONS

Validation testing of the Ovation distiller identified a number of industrial/commercial aqueous waste streams that were successfully distilled to a high water purity. However, longer term testing, under actual industrial conditions, remains to be completed. In this regard, it is recommended that further market evaluation studies be completed to focus on a selected application, after which the next level of extended testing would be implemented.

                             DISTILLED WATER PURITY

                                                                                                                 Ovation Products

WATER SOURCE                    INFLUENT                    DISTILLATE                                CHANGE
                                  CONDUCTIVITY,                uS/cm                                    %
MUNICIPAL WATER                    455                                   3                            99.34
POND WATER                         140                                   3                            97.85
LAUNDRY WASH WATER                 850                                  70                            91.76
SALT WATER                      60,000                                   3                            99.99
INDUSTRIAL WASTE EFFLUENT
    Machining Fluid Wash Water   1,570                                   3                            99.81
    Zinc Plating Wash Water      1,100                                   3                            99.73

                                   SCHEDULE 6

                                Licensed Patents

US 6,238,524 B1 Rotating Plate Heat Exchanger

US 6,261,419 B1 Rotating Plate Heat Exchanger

US 6,319,408 B1 System for Processing Waste Water

US 6,328,536 B1 Reciprocating Low Pressure Ratio Compressor

US 6,423,187 B1 Heat Exchanger Mechanism Using Capillary Wipers for a Thin Film Distiller

                                   SCHEDULE 7

                                   Trade Mark

-----------------------------------------------------------------------------------------------------------------------------------
Country    Mark                                 Number       Date          Class      Goods
-----------------------------------------------------------------------------------------------------------------------------------
UK         Lancy                                1102734      11/10/1978    11         Installations for treating effluents from
                                                                                      metal finishing processes.
-----------------------------------------------------------------------------------------------------------------------------------
UK         Device - Crest with cloud pattern    2005607      24/12/1994    01, 07,
                                                                           09, 11,
                                                                           37, 39,
                                                                           40, 42
-----------------------------------------------------------------------------------------------------------------------------------


SIGNED by Wm Lockwood Inc for and on         )
behalf of Ovation Productions Corporation    )

                                             /s/ W Lockweed



SIGNED by David W. Miller for and on         )
behalf of Lancy Water Technology Limited     )

                                             /s/ David W. Miller